SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized on February 17, 2022.

FEDERAL HOME LOAN BANK OF INDIANAPOLIS
By:_____________________________________
Name:    Matthew C. Carlock
Title:    First Vice President - Funding and Derivatives Manager
By:______________________________________
Name:    Lana D. Buchman
Title:    Assistant Vice President – Senior Financial Reporting Manager